UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PEGASYSTEMS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

We cordially invite you to attend our 2004 Annual Meeting of Stockholders on Thursday, June 3, 2004 at One Main Street, Cambridge, Massachusetts. The Meeting will commence at 11:00 a.m.

The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about Pegasystems and our officers and directors.

Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the Meeting in accordance with your instructions. Even if you plan to attend the Meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the Meeting, or vote your shares personally if you attend the Meeting.

We look forward to seeing you on June 3, 2004.

Sincerely,

Alan Trefler

Chairman and Chief Executive Officer

May 3, 2004

PEGASYSTEMS INC.

101 Main Street

Cambridge, MA 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 3, 2004

To our Stockholders:

The 2004 Annual Meeting of Stockholders of Pegasystems Inc. will be held at One Main Street, Cambridge, Massachusetts, on Thursday, June 3, 2004 at 11:00 a.m., local time. At the meeting, stockholders will consider and vote on the following matters:

1.	To re-elect four members of the Board of Directors to hold office for terms of three years.

2.	To approve an amendment to our Restated Articles of Organization to increase the number of authorized shares of common stock from 45,000,000 to 70,000,000.

3.	To approve the Pegasystems Inc. 2004 Long-Term Incentive Plan.

4.	To ratify the selection of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2004.

The Stockholders will also act on any other business as may properly come before the meeting.

Stockholders of record at the close of business on April 14, 2004 are entitled to vote at the meeting.

You are cordially invited to attend the meeting in person if possible. Whether you plan to attend the meeting or not, please fill out, sign and date the enclosed proxy we have provided and return it in the envelope enclosed for this purpose. You can change your vote and revoke your proxy at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

June M. Morris

Clerk

Cambridge, Massachusetts

May 3, 2004

2004 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

i

PEGASYSTEMS INC.

101 Main Street

Cambridge, MA 02142

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2004

This proxy statement contains information about the 2004 Annual Meeting of Stockholders of Pegasystems Inc. The meeting will be held on Thursday, June 3, 2004, beginning at 11:00 a.m., local time, at One Main Street, Cambridge, Massachusetts.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, it will be voted in favor of Proposals 1, 2, 3 and 4 set forth in the notice of the meeting. A stockholder may revoke any proxy at any time before it is exercised by giving our clerk written notice to that effect.

Our Annual Report to Stockholders for the fiscal year ended December 31, 2003 is being mailed to stockholders with the mailing of these proxy materials on or about May 3, 2004. The Annual Report does not constitute any part of this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the annual meeting?

At the annual meeting, stockholders will consider and vote on the following matters:

1.	The re-election of four members to our Board of Directors to hold office for terms of three years.

2.	The approval of an amendment to our Restated Articles of Organization to increase the number of authorized shares of common stock from 45,000,000 to 70,000,000.

3.	The approval of the Pegasystems Inc. 2004 Long-Term Incentive Plan.

4.	The ratification of the selection of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2004.

The stockholders will also act on any other business that may properly come before the meeting.

Who can vote?

To be able to vote, you must have been a stockholder of record at the close of business on April 14, 2004. This date is the record date for the annual meeting.

Stockholders of record at the close of business on April 14, 2004 are entitled to vote at the annual meeting. The number of outstanding shares of our common stock entitled to vote at the meeting is 35,534,595.

How many votes do I have?

Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is before the stockholders at the annual meeting.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take the time to vote. Take a moment to read the instructions below.

How can I vote?

You can vote in two ways. You can vote by mail or you can vote in person at the meeting.

You may vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. The Board of Directors recommends that you vote FOR Proposals 1, 2, 3 and 4.

You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Can I change my vote after I have mailed my proxy card?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our clerk a written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

If your shares are held in “street name,” you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the meeting on June 3, 2004. To be able to vote your shares held in “street name” at the meeting, you will need to obtain a proxy card from the holder of record.

What will happen if I do not give my bank or brokerage firm instructions on how to vote my shares?

If your shares are held in “street name,” your bank or brokerage firm will be prohibited under applicable regulations from using its discretion to vote your shares on the proposal to approve the amendment of our Restated Articles of Organization or the Pegasystems Inc. 2004 Long-Term Incentive Plan. If your bank or broker instructs us that you have not provided instructions on how to vote on those proposals, your shares will be treated as “broker non-votes” with respect to those proposals. However, even if you do not give your bank or broker instructions as to how to vote on the other proposals described in this proxy statement, your bank or broker may be entitled to use its discretion in voting your shares in accordance with industry practice.

What constitutes a quorum?

For business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote at the meeting, or at least 17,767,298 shares.

Shares of common stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists.

What vote is required for each item?

Election of Directors. The four nominees receiving the highest number of votes cast at the meeting will be elected, regardless of whether that number represents a majority of the votes cast.

Amendment of Restated Articles of Organization. The affirmative vote of a majority of the common stock outstanding on the record date is required to approve the amendment to our Restated Articles of Organization.

Other Matters. The affirmative vote of a majority of the total number of votes cast at the meeting is needed to approve other matters to be voted on at the meeting, including the approval of the Pegasystems Inc. 2004 Long-Term Incentive Plan and the ratification of the independent auditors.

Abstentions and “broker non-votes” will not be counted as votes in favor of a proposal and will also not be counted as votes cast or shares voted on such proposal. Accordingly, abstentions and “broker non-votes” will have no effect on the outcome of voting with respect to Proposal 1 (election of directors), Proposal 3 (approval of the 2004 Long-Term Incentive Plan) and Proposal 4 (ratification of independent auditors), because each of those proposals requires an affirmative vote of a plurality, in the case of Proposal 1, or a majority, in the case of Proposals 3 and 4, of the shares of common stock present or represented by proxy. Abstentions and “broker non-votes,” however, will have the effect of negative votes with respect to Proposal 2 (amendment of the charter), because that proposal requires the affirmative vote of the holders of a majority of all outstanding common stock.

How will votes be counted?

Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether executed by you directly or on a ballot voted in person at the meeting. Shares will not be voted in favor of a matter, and will not be counted as voting on a matter, if they either (1) abstain from voting on a particular matter, or (2) are “broker non-votes.” Accordingly, abstentions and “broker non-votes” will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

Who will count the votes?

The votes will be counted, tabulated and certified by our transfer agent and registrar, EquiServe Trust Company, N.A. A representative of EquiServe Trust Company, N.A. will serve as the inspector of elections at the meeting.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

•	FOR the re-election of the four members to our Board of Directors to hold office for terms of three years;

•	FOR the approval of the amendment to our Restated Articles of Organization;

•	FOR approval of the Pegasystems Inc. 2004 Long-Term Incentive Plan; and

•	FOR the ratification of the selection of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2004.

Will any other business be conducted at the meeting or will other matters be voted on?

The Board of Directors does not know of any other matters that may come before the meeting. If any matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Where can I find the voting results?

We will report the voting results in our quarterly report on Form 10-Q for the second quarter of 2004, which we expect to file with the Securities and Exchange Commission, or SEC, on or before August 14, 2004.

How and when may I submit a stockholder proposal for the 2005 annual meeting?

If you are interested in submitting a proposal for inclusion in the proxy statement for the 2005 annual meeting, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, we must receive your stockholder proposal intended for inclusion in the proxy statement for the 2005 annual meeting of stockholders at our principal corporate offices in Cambridge, Massachusetts as set forth below no later than January 3, 2005.

If a stockholder wishes to present a proposal before the 2005 annual meeting of stockholders, but does not wish to have the proposal considered for inclusion in the proxy statement and proxy card, the stockholder must also give written notice to us at the address noted below. The required notice must be received by us by March 19, 2005. If a stockholder fails to provide timely notice of a proposal to be presented at the 2005 annual meeting of stockholders, the proxies designated by our Board of Directors will have discretionary authority to vote on that proposal.

Any proposals or notices should be sent to:

Pegasystems Inc.

101 Main Street

Cambridge, MA 02142

Attention: Clerk

Who will bear the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares of our common stock they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

How can I obtain an Annual Report on Form 10-K?

Our annual report is available on our website at www.pegasystems.com. If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, we will send you one without charge. Please contact:

Pegasystems Inc.

101 Main Street

Cambridge, MA 02142-1590

Attention: Investor Relations

Telephone: (617) 374-9600

Whom should I contact if I have any questions?

If you have any questions about the annual meeting or your ownership of our common stock, please contact Beth Lewis, our director of Investor Relations, at the address or telephone number listed above.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Investor Relations, Pegasystems Inc., 101 Main Street, Cambridge, Massachusetts 02142, Telephone: 617-374-9600. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 31, 2004, with respect to the beneficial ownership of our common stock by:

•	the stockholders we know to beneficially own more than 5% of our outstanding common stock;

•	each director;

•	each executive officer named in the Summary Compensation Table included below in this proxy statement; and

•	all of our executive officers and directors as a group.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED (1)	PERCENTAGE OF SHARES BENEFICIALLY OWNED (2)
Alan Trefler (3)	21,415,873	60.6%
Henry Ancona (4)	203,500	*
Joseph J. Friscia (6)	64,000	*
Michael R. Pyle (5)	221,000	*
Christopher J. Sullivan (5)	54,375	*
Alexander V. d’Arbeloff (7)	1,065,000	2.9%
Richard H. Jones (8)	1,446,400	3.9%
Steven F. Kaplan (5)	75,000	*
William H. Keough (7)	75,000	*
Edward A. Maybury (9)	67,900	*
James P. O’Halloran (10)	165,024	*
Edward B. Roberts (11)	195,000	*
William W. Wyman (5)	65,000	*
All executive officers and directors as a group (13 persons) (12)	25,112,072	68.2%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)	The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has or shares voting or investing power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options. To our knowledge, unless otherwise indicated, all of the persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.
(2)	The percent ownership for each stockholder on January 31, 2004, is calculated by dividing (a) the total number of shares beneficially owned by the stockholder by (b) 35,312,152 shares (the number of shares of our common stock outstanding on January 31, 2004) plus any shares acquirable (including stock options exercisable) by the stockholder within 60 days after January 31, 2004.
(3)	Includes 33,000 shares of common stock held in trust with respect to which Mr. Trefler has voting and dispositive power, as to which Mr. Trefler disclaims beneficial interest.
(4)	Includes 202,500 shares of common stock subject to stock options exercisable within 60 days of January 31, 2004.
(5)	Consists solely of shares of common stock subject to stock options exercisable within 60 days of January 31, 2004.
(6)	Consists solely of shares of common stock held in trust with respect to which Mr. Friscia has voting and dispositive power.
(7)	Includes 65,000 shares of common stock subject to stock options exercisable within 60 days of January 31, 2004.

(8)	Includes 474,000 shares of common stock subject to stock options exercisable within 60 days of January 31, 2004.
(9)	Includes 65,000 shares of common stock subject to stock options exercisable within 60 days of January 31, 2004, and 2,900 shares of common stock held in trust with respect to which Mr. Maybury disclaims beneficial ownership.
(10)	Includes 149,524 shares of common stock subject to stock options exercisable within 60 days of January 31, 2004.
(11)	Includes 95,000 shares of common stock subject to stock options exercisable within 60 days of January 31, 2004.
(12)	Includes 1,531,399 shares of common stock subject to stock options exercisable within 60 days of January 31, 2004, the 33,000 shares of common stock described in footnote (3) the 64,000 shares of common stock described in footnote (6) above and the 2,900 shares of common stock described in footnote (9).

ELECTION OF DIRECTORS

(Item 1 of Notice)

There are currently ten members of our Board of Directors, divided into three classes with terms expiring respectively at the 2004, 2005 and 2006 annual meetings of stockholders. At the 2004 annual meeting, stockholders will have the opportunity to vote for the nominees for the class of directors whose terms will expire at the 2007 annual meeting of stockholders. The Board has nominated Henry Ancona, Alexander V. d’Arbeloff, William H. Keough and Edward A. Maybury, whose terms are expiring, for re-election to the class of directors whose terms expire in 2007. Messrs. Ancona, d’Arbeloff, Keough and Maybury have consented to serve, if elected, for a three-year term expiring at the time of the 2007 annual meeting of stockholders and when their respective successors are elected and qualified. The persons named in the enclosed proxy card as proxies will vote to elect each of the nominees unless you withhold authority to vote for the election of one or more nominees by marking the proxy card to that effect. If any of the nominees shall become unable or unwilling to serve, the proxies, unless authority has been withheld as to such nominee, may be voted for election of a substitute nominee designated by our Board of Directors, or the board may reduce the number of directors. Proxies may not be voted for more than four persons.

There are no family relationships among any of our executive officers or directors.

The Board of Directors recommends that you vote FOR the election of the nominees as directors.

The following information, which is as of January 31, 2004, is furnished with respect to the nominees for election as directors and each other director. The information presented includes information each director has given us about his age, all positions he holds with us, his principal occupation and business experience during the past five years, and the names of other publicly-held companies of which he serves as a director. Information about the number of shares of common stock beneficially owned by each director, directly and indirectly, as of January 31, 2004, appears above under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Election for Terms of Three Years Expiring in 2007

Henry Ancona, 59, joined Pegasystems in July 2002, as President and Chief Operating Officer and was elected as a director of Pegasystems in December 2002. From 1998 through July 2002, Mr. Ancona was Chairman, President and Chief Executive Officer of Evidian, a security and network management software company. Previously, as Executive Vice President at Polaroid Corporation, he led the Commercial Imaging and Electronic Imaging businesses. Mr. Ancona held a variety of general management positions at Digital Equipment Corporation, including Vice President of the company’s office and other application software businesses. Mr. Ancona holds a B.S. and an M.S. in electrical engineering from the Massachusetts Institute of Technology and an MBA from Harvard Business School. He is a director of OneSource Information Services, Inc., a provider of Web-based business information, and Sentillion Inc., a healthcare software company.

Alexander V. d’Arbeloff, 76, has been a director of Pegasystems since August 2000. In December 2000, he was also elected a member of our Compensation Committee, and in April 2004, he was elected a member of our Nominating Committee. In 1960, Mr. d’Arbeloff co-founded Teradyne, Inc., a leading manufacturer of automatic test equipment and interconnection systems for the electronics and telecommunications industries. Mr. d’Arbeloff served as President and Chief Executive Officer of Teradyne until May 1997, and remained Chairman of the Board until June 2000. Since 1989, Mr. d’Arbeloff has been a member of the MIT Corporation, and was named its Chairman in July 1997. Since 2003, Mr. d’Arbeloff has served as a professor at the MIT Sloan School of Management. Mr. d’Arbeloff also serves on the boards of several private companies.

William H. Keough, 66, has been a director of Pegasystems and a member of our Audit Committee since June 2000. In April 2004, he was elected a member of our Nominating Committee. He served as a director of Thermo Ecoteck Corporation, an environmentally sound power plants and fuels public company, from November

1998 until September 2000, when the company was spun back into its parent, Thermo Electron. He served as chairman of the Board of Trustees of the National Multiple Sclerosis Society’s Central New England chapter. He also served as Senior Vice President and Chief Financial Officer of two public companies from 1968 to 1999, most recently at the Pioneer Group, a financial services business with $20 billion in assets, from 1986 to his retirement in 1999. Mr. Keough holds a B.S./B.A. in Finance from Boston College and an MBA from Northeastern University.

Edward A. Maybury, 64, has been a director of Pegasystems since our organization in 1983. In December 2000, he was elected a member of our Compensation Committee, and in April 2004, he was elected a member of our Nominating Committee. From April 1992 through December 1998, he served as a director, and from July 1992 through December 1998 was the Chief Executive Officer, of Creative Systems, Inc., a software and services company. Prior to that, Mr. Maybury was the Chief Executive Officer of Data Architect Systems, Inc., a software and services company.

Directors Whose Terms Expire in 2005

Richard H. Jones, 52, joined Pegasystems in October 1999, serving as President and Chief Operating Officer until September 2002. Mr. Jones has been a part-time employee of Pegasystems since July 2002. He was elected a director of Pegasystems in November 2000, and became Vice Chairman in September 2002. From 1995 to 1997, he served as a Chief Asset Management Executive and member of the Operating Committee at Barnett Banks, Inc., which at the time was among the nation’s 25 largest banks. He served as Chief Executive Officer of Fleet Investment Services, a brokerage and wealth management organization from 1991 to 1995. His prior experience also includes serving as Executive Vice President with Fidelity Investments, an international provider of financial services and investment resources, and as a principal with the consulting firm of Booz, Allen & Hamilton. Mr. Jones holds an undergraduate degree from Duke University, with majors in both economics and management science. He also holds an M.B.A. degree from the Wharton School of the University of Pennsylvania. Since June 1995, Mr. Jones has served as Chairman of Jones Boys Ventures, a retailer.

James P. O’Halloran, 71, has been a director of Pegasystems since 1999. From June 1999 to August 2001, he was the Senior Vice President, Chief Financial Officer, Treasurer, and Clerk of Pegasystems. From 1991 to 1999 he served as President of G & J Associates, Ltd., a financial consulting firm. From 1956 to 1990, he was with the international accounting firm of Arthur Andersen LLP serving as an audit partner from 1967 to his retirement in 1990. From August 2002 to February 2004, Mr. O’Halloran served as President and Chief Operating Officer of FabTech Industries of Brevard, Inc., a certified supplier of precision components for the aerospace, defense, medical, fuel cell and high tech industries. Since 1993, he has served as a director of ASA International Ltd., a software firm focusing on business applications for small and medium-sized companies.

Edward B. Roberts, 68, has been a director of Pegasystems since June 1996. In December 2000, he was elected a member of our Compensation Committee, and in April 2004, he was elected a member of our Nominating Committee. Since the early 1960s, he has been the David Sarnoff Professor of Management of Technology at the Massachusetts Institute of Technology, where he founded and chairs the MIT Entrepreneurship Center. Dr. Roberts co-founded and is a director of Medical Information Technology, Inc., a leading provider of healthcare information systems. He is also a director of Advanced Magnetics, Inc., a specialty pharmaceutical company; SOHU.com, Inc., an internet portal; and several early-stage high-technology firms. Dr. Roberts co-founded and served for 20 years as a general partner of the Zero Stage and First Stage Capital group of venture capital funds.

Directors Whose Terms Expire in 2006

Steven F. Kaplan, 47, has served as a director of Pegasystems since August 1999. In December 2000, he was also elected a member of our Audit Committee, and in April 2004, he was elected a member of our Nominating Committee. He has been President of Kaplan Advisors LLC, a financial and strategy consulting firm, since January 2004. He was a Managing Director of The Audax Group, a private equity and venture capital firm, from January 2000 until December 2003. From 1998 to 2000, Mr. Kaplan was affiliated with Texas Pacific Group, a private equity firm, and he served as President, Chief Operating Officer and Chief Financial Officer of Favorite Brands International Holding Corp., a confectionery company controlled by Texas Pacific Group. From 1996 to 1997, Mr. Kaplan was Executive Vice President and Chief Financial Officer of the Coleman Company, an international manufacturer of camping, outdoor recreation and hardware equipment. From 1993 to 1996, Mr. Kaplan was a financial and strategy consultant to venture capital and buy-out firms. During 1994, Mr. Kaplan served as Chief Financial Officer of Marcam Corporation, a software developer. Prior to that, Mr. Kaplan served as Executive Vice President and Chief Financial Officer of AM International, President of Harris Graphics and Partner of Boston Consulting Group. Mr. Kaplan holds an MS in Management, a BS in Electrical Engineering and Computer Science and a BS in Management Science from the Massachusetts Institute of Technology.

Alan Trefler, 47, a founder of Pegasystems, served as President until October 1999 and has been Chief Executive Officer and a director since Pegasystems was organized in 1983. Prior to that, he managed an electronic funds transfer product for TMI Systems Corporation, a software and services company. Mr. Trefler holds a degree in economics and computer science from Dartmouth College.

William W. Wyman, 66, has been a director of Pegasystems since June 2000. In December 2000, he was also elected a member of our Audit Committee, and in April 2004, he was elected a member of our Nominating Committee. From 1984 through 1995, Mr. Wyman was a partner at Oliver, Wyman & Company, a management consulting company which he co-founded. Mr. Wyman has previously served as a director of US Timberlands, a limited partnership consisting of the growing of trees and the sale of logs and standing timber; Predictive Systems, a network consulting company focused on the design, performance, management and security of complex computing networks; and Internosis, an information technology consultancy firm.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that Pegasystems is managed for the long-term benefit of its stockholders and are committed to having sound corporate governance principles. During the past year, we continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the SEC and the new Nasdaq listing standards.

Based on this review, our Board of Directors formed a Nominating Committee, adopted a charter for our Nominating Committee and our Compensation Committee, and revised the charter for our Audit Committee. You can access our current committee charters and Code of Conduct in the “Corporate Governance” section of www.pegasystems.com or by writing to:

Beth Lewis

Director, Investor Relations

Pegasystems Inc.

101 Main Street

Cambridge, MA 02142

Phone: (617) 374-9600

Determination of Independence

Our Board of Directors has determined that none of Messrs. d’Arbeloff, Maybury, Roberts, Keough, Kaplan or Wyman has a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and that each of these directors is “independent” within the meaning of Nasdaq’s director independence standards. In addition, our Board of Directors has determined that each of the members of our Audit Committee, Compensation Committee and Nominating Committee has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and is “independent” within the meaning of Nasdaq’s director independence standards.

Director Candidates

Our stockholders may recommend director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to our stockholders for election. The qualifications of recommended candidates will be reviewed by our Nominating Committee. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the stockholders, the name will be included in our proxy card for the stockholders meeting at which his or her election is recommended.

Stockholders may recommend individuals for the Nominating Committee to consider as potential director candidates by submitting their names and background to the “Pegasystems Inc. Nominating Committee” c/o Pegasystems Inc., 101 Main Street, Cambridge, MA 02142, Attention: Vice President and General Counsel. The Nominating Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The process followed by the Nominating Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating Committee and the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating Committee will evaluate those candidates by following substantially the same process, and applying the same criteria, as for candidates submitted by Board members.

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating Committee will apply the criteria appended to the Nominating Committee’s charter. These criteria include the candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest and the ability to act in the interest of all stockholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We did not pay any third party a fee to assist in evaluating and identifying director nominees in 2003. During 2003, no director candidate was recommended to us by any beneficial owner of more than 5% of our common stock.

Communications from Stockholders and Other Interested Parties with the Board

The Board of Directors will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Board of Directors will, with the assistance of our Vice President and General Counsel, (1) be primarily responsible for monitoring communications from stockholders and other interested parties and (2) provide copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Board of Directors considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to:

Chairman of the Board of Directors

c/o Pegasystems Inc.

101 Main Street

Cambridge, MA 02142

Attention: Vice President and General Counsel

Board of Directors Meetings and Committees

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of the company and, in so doing, serve the best interests of the company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of company activity through regular written reports and presentations at Board and committee meetings.

The Board of Directors met five times in 2003. During 2003, each of our directors, other than Mr. Wyman, attended 75% or more of the total number of meetings of the Board of Directors and the committees of which such director was a member. The Board has standing Audit, Compensation and Nominating Committees. Each committee has a charter that has been approved by the Board. Each committee reviews the appropriateness of its charter and performs a self-evaluation periodically. Messrs. Ancona, Jones and Trefler are the only directors who are also employees of Pegasystems. They do not participate in any portions of meetings at which their compensation is evaluated. All members of all committees are non-employee directors.

Executive sessions of non-management directors will be held at least four times per year, generally in conjunction with regularly scheduled meetings of the full Board. Any non-management director can request that an additional executive session be scheduled.

It is our policy that directors should attend annual meetings of stockholders. All but one of our directors attended the 2003 annual meeting of stockholders.

Audit Committee

The current members of our Audit Committee are Messrs. Kaplan (Chairman), Keough and Wyman. Mr. Keough qualifies as an “audit committee financial expert” under SEC rules. Each of Messrs. Kaplan, Keough and Wyman is an “independent director” under the Nasdaq rules governing the qualifications of the members of audit committees. In addition, our Board of Directors has determined that each member of the Audit Committee is financially literate. None of Messrs. Kaplan, Keough and Wyman serve on the audit committees of more than two other public companies. The Audit Committee met eight times during 2003. The responsibilities of our Audit Committee and its activities during 2003 are described in the Report of the Audit Committee contained below in this proxy statement.

The charter of the Audit Committee is attached to this proxy statement as Appendix A.

Compensation Committee

The current members of the Compensation Committee are Messrs. d’Arbeloff, Maybury and Roberts. The Board has determined that each of Messrs. d’Arbeloff, Maybury and Roberts is independent as defined under Nasdaq rules. Our Compensation Committee held seven meetings during 2003. The Compensation Committee evaluates and sets the compensation of our Chief Executive Officer and approves the salaries and bonuses of our other executive officers. The Compensation Committee also oversees the evaluation of management by the Board of Directors. The Compensation Committee also grants stock options and other stock incentives (within guidelines established by our Board of Directors) to our officers and employees. The responsibilities of our Compensation Committee and its activities during 2003 are described in the Report of the Compensation Committee on Executive Compensation contained below in this proxy statement.

The charter of the Compensation Committee is attached to this proxy statement as Appendix B.

Nominating Committee

The current members of the Nominating Committee are Messrs. d’Arbeloff, Kaplan, Keough, Maybury, Roberts and Wyman. The Board has determined that each of Messrs. d’Arbeloff, Kaplan, Keough, Maybury, Roberts and Wyman is independent as defined under Nasdaq rules. The purpose of the Nominating Committee is to identify qualified individuals as needed to become Board members and recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders. The Nominating Committee is authorized to retain any such advisers or consultants it deems necessary or appropriate to carry out its responsibilities. For information relating to nominations of directors by our stockholders, see “Director Candidates” above. Our Nominating Committee was formed in April 2004.

The charter of the Nominating Committee is attached to this proxy statement as Appendix C.

Audit Committee’s Pre-approval Policy and Procedures

Our Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent auditors for the purpose of maintaining the independence of our independent auditors. For audit services, each year the independent auditors provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be accepted by the Audit Committee before the audit commences. The independent auditors also submit an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

As required, management also submits to the Audit Committee a description of non-audit services that it recommends the independent auditors be engaged to provide and an estimate of the fees to be paid for each. Management and the independent auditors must each confirm to the Audit Committee that the performance of the non-audit services would not compromise the independence of the auditors and would be permissible under all applicable legal requirements. The Audit Committee must approve both the non-audit services and the budget for each such service before commencement of the work. Management and the independent auditors report to the Audit Committee periodically as to the non-audit services actually provided by the independent auditors and the approximate fees incurred by us for those services.

During 2003, no services were provided to us by Deloitte & Touche LLP or any other accounting firm other than in accordance with the pre-approval policies and procedures described above.

DIRECTOR COMPENSATION

We pay each of our non-employee directors an annual retainer of $20,000. In addition, each of our non-employee directors receives $1,000 for every Board or committee meeting attended. We also reimburse non-employee directors for expenses incurred in attending Board meetings. Each non-employee director is granted on an annual basis a fully vested option to purchase 15,000 shares of our common stock at a price equal to the fair market value of the common stock on the date of grant. No other compensation is paid to directors for attending Board or committee meetings. Messrs. d’Arbeloff, Maybury, Roberts, Kaplan, Keough, O’Halloran and Wyman are currently our non-employee directors.

EXECUTIVE COMPENSATION

The following table sets forth information required under applicable SEC rules about the compensation for each of the last three fiscal years of our Chief Executive Officer and our four most highly compensated other executive officers who were serving as officers on December 31, 2003.

Summary Compensation Table

LONG TERM COMPENSATION AWARDS
	ANNUAL COMPENSATION (1)				SECURITIES UNDERLYING OPTIONS (#)
NAME AND PRINCIPAL POSITIONS	YEAR	SALARY ($)	BONUS ($)
Alan Trefler Chairman and Chief Executive Officer	2003 2002 2001	$200,000 200,000 200,000	$146,250 110,000 70,000	(2) (3) (4)	— — —

Henry Ancona (5) President and Chief Operating Officer	2003 2002	325,000 128,994	146,250 60,000	(2) (3)	100,000 500,000

Joseph J. Friscia (6) Executive Vice President of Applications	2003 2002 2001	268,000 264,000 255,000	100,000 71,000 80,000	(2) (3) (4)	50,000 — 30,000

Michael R. Pyle Senior Vice President of Product Development	2003 2002 2001	208,000 204,000 177,500	62,400 55,000 70,000	(2) (3) (4)	40,000 — 40,000

Christopher J. Sullivan Senior Vice President, Chief Financial Officer	2003 2002 2001	244,000 239,500 108,599	73,200 64,500 50,000	(2) (3) (4)	50,000 — 75,000

(1)	In accordance with SEC rules, other compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for each of the named executive officers for 2003, 2002 and 2001.
(2)	Represents bonuses earned in 2003 and paid in 2004.
(3)	Represents bonuses earned in 2002 and paid in 2003.
(4)	Represents bonuses earned in 2001 and paid in 2002.
(5)	Mr. Ancona’s employment with us began in July 2002.
(6)	Mr. Friscia’s employment with us terminated in January 2004.

Option Grants

The following table provides information required under applicable SEC rules concerning grants of options to purchase our Common Stock made during the fiscal year ending December 31, 2003, to each of the Named Executive Officers:

Option Grants in Fiscal 2003

	INDIVIDUAL GRANTS					POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM (1)
	NUMBER OF SHARES UNDERLYING OPTIONS GRANTED (#)		PERCENT OF TOTAL OPTIONS GRANTED TO EMPLOYEES IN FISCAL YEAR	EXERCISE OR BASE PRICE ($/SHARE)	EXPIRATION DATE
						5% ($)	10% ($)
Alan Trefler	—		—	—	—	—	—
Harry Ancona	100,000	(2)	5.3%	$4.11	4/18/2013	$258,696	$655,586
Joseph J. Friscia	50,000	(2)	2.6%	$4.11	4/18/2013	$129,348	$327,793
Michael R. Pyle	40,000	(2)	2.1%	$4.11	4/18/2013	$103,478	$262,234
Christopher J. Sullivan	50,000	(2)	2.6%	$4.11	4/18/2013	$129,348	$327,793

(1)	As required by the rules of the SEC, potential values stated are based on the prescribed assumption that our common stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of our common stock.
(2)	These options vest in equal quarterly installments over five years from the date of grant, which was April 18, 2004 for each grant.

Year-End Option Table

The following table sets forth information required under applicable SEC rules concerning stock options exercised during 2003 and the number and value of unexercised stock options held as of December 31, 2003, by each of the named executive officers.

Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($)	NUMBER OF SHARES UNDERLYING UNEXERCISED OPTIONS AT YEAR-END		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT YEAR-END($) (1)
NAME			EXERCISABLE	UN-EXERCISABLE	EXERCISABLE	UN-EXERCISABLE
Alan Trefler	—	—	—	—	—	—
Henry Ancona	—	—	166,250	433,750	$207,015	$758,135
Joseph J. Friscia	379,750	$2,367,393	263,750	57,500	$56,741	$239,524
Michael R. Pyle	144,100	$953,806	213,375	51,625	$366,386	$212,529
Christopher J. Sullivan	—	—	47,187	77,813	$238,044	$368,156

(1)	The value of unexercised in-the-money options at December 31, 2003 was determined by taking the difference between the fair market value of our common stock on December 31, 2003 ($8.57 per share), as reported on the Nasdaq National Market system, and the applicable option exercise price. The options have not been exercised and may never be exercised. If the options are exercised, their value will depend upon the fair market value of the underlying common stock on the date of exercise.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2003, regarding the Pegasystems Inc. Amended and Restated 1994 Long-Term Incentive Plan, the Pegasystems Inc. 1996 Non-Employee Director Stock Option Plan, the Pegasystems Inc. 1996 Employee Stock Purchase Plan and the Pegasystems Inc. 2004 Long-Term Incentive Plan. Our stockholders previously approved each of these plans and all amendments that were subject to stockholder approval, other than the Pegasystems Inc. 2004 Long-Term Incentive Plan for which stockholder approval is being sought at the 2004 annual meeting and which is described below. We have no other equity compensation plans that have not been approved by stockholders.

	NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE OF OUTSTANDING STOCK OPTIONS (a)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING STOCK OPTIONS (b)	NUMBER OF SHARES OF COMMON STOCK REMAINING AVAILABLE FOR FUTURE ISSUANCE (EXCLUDING THOSE IN COLUMN (a)) UNDER THE STOCK OPTION PLANS (c)
Amended and Restated 1994 Long-Term Incentive Plan (1)	8,193,874	$7.65	1,727,348
1996 Non-Employee Director Stock Option Plan (2)	250,000	$6.22	0
1996 Employee Stock Purchase Plan (3)	Not applicable	Not applicable	Not applicable
2004 Long-Term Incentive Plan (4)	0	Not applicable	7,000,000

Total	8,443,874	$7.61	8,727,348

(1)	In addition to the issuance of stock options, the Amended and Restated 1994 Long-Term Incentive Plan allows for the issuance of stock appreciation rights, restricted stock and long-term performance awards. We do not anticipate making any additional awards under the 1994 Long-Term Incentive Plan, which expires in November 2004, following stockholder approval of the 2004 Long-Term Incentive Plan.
(2)	No additional options will be issued under the 1996 Non-Employee Director Plan as the shares available have been fully utilized.
(3)	A total of 1,000,000 shares of our common stock are reserved for issuance under the 1996 Employee Stock Purchase Plan. Through December 31, 2003, we had issued 566,040 shares under the 1996 Employee Stock Purchase Plan. In addition, an offering period under the Plan is currently in effect and scheduled to expire on May 1, 2004, on which date we will issue an additional number of shares to be determined at such time.
(4)	In addition to the issuance of stock options, the 2004 Long-Term Incentive Plan allows for the issuance of stock purchase rights and other stock-based awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, during 2003 there were no transactions involving more than $60,000, nor are any proposed, between us and any executive officer, director, beneficial owner of 5% or more of our common stock or equivalents, or any immediate family member of any of the foregoing, in which any such persons or entities had or will have a direct or indirect material interest.

Joseph Friscia, our Executive Vice President of Applications, resigned in January 2004. Pursuant to an employment agreement we entered into with Mr. Friscia on May 10, 2001, we are required to provide Mr. Friscia with one year of base salary continuation from the date of his termination, one year of continued coverage under our group health insurance plan, and up to $10,000 of outplacement support services. Under the agreement, Mr. Friscia confirmed his earlier agreement not to compete with our business during the term of his employment and for eighteen months thereafter and also agreed not to solicit any of our employees for a period of eighteen months after the termination of his employment. At the time of his resignation, Mr. Friscia entered into an agreement with us pursuant to which he agreed to provide sales consulting services to us through March 31, 2004, in exchange for variable compensation capped at $100,000. The actual amount of Mr. Friscia’s compensation under this agreement is based on our revenue in the first quarter of 2004.

On April 26, 2002, we entered into a Consulting Agreement with Lisa Pyle, the wife of executive officer, Michael Pyle, our Senior Vice President of Product Development. Under that agreement, as amended, we paid Ms. Pyle $82,875 for consulting services rendered to us in 2003.

On July 25, 2002, we entered into an executive employment agreement with Henry Ancona, our president and chief operating officer, setting forth his responsibilities and compensation. The agreement requires us to pay Mr. Ancona an annual base salary of $325,000, subject to review and change by our Compensation Committee. In addition, pursuant to the agreement, we granted Mr. Ancona a non-qualified option to purchase 500,000 shares of common stock at a per share price of $7.525, which option vests over four years in equal quarterly installments. Subject to Mr. Ancona’s executing a general release of claims against us, if we terminate Mr. Ancona’s employment without cause or Mr. Ancona terminates his employment for good reason, the agreement provides that Mr. Ancona will receive a lump sum payment equal to his then current annual salary and the pro rata portion of any bonus he would have earned for the year, the continuation of his benefits for 12 months, and the acceleration of his options if the termination is at least one year after the start of his employment. Under the agreement, Mr. Ancona agreed to certain provisions relating to non-competition and non-solicitation of employees.

We have adopted a policy whereby transactions between us and our officers, directors, principal stockholders and their affiliates must be on terms no less favorable to us than could be obtained from unrelated third parties and must be approved by a majority of the disinterested members of our Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

The Compensation Committee of our Board of Directors is composed entirely of directors who are not employees of or consultants to Pegasystems. The Compensation Committee, which during 2003 consisted of Alexander V. d’Arbeloff, Edward A. Maybury and Edward Roberts, is responsible for approving compensation and benefits for our executive officers to the Board of Directors and for administering our stock plans. The Compensation Committee met seven times during 2003. This report is submitted by the Compensation Committee and addresses the compensation policies for 2003 as they affected each of our executive officers.

Compensation Philosophy

The objective of the Compensation Committee is to provide an executive compensation program that aligns executive compensation with the achievement of company goals. The Compensation Committee believes that executive compensation should also reflect internal equity by taking into account the value an individual adds to Pegasystems relative to others within the organization, and that executive compensation should enable us to be externally competitive in attracting and retaining key employees in an increasingly competitive industry environment. While compensation survey data are useful guides for comparative purposes, the Compensation Committee believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance. To that extent, the Compensation Committee applies its judgment on reconciling the program’s objectives with the realities of retaining valued employees.

In establishing compensation for executive officers in 2003, the Compensation Committee reviewed compensation for executive officers in equivalent positions for a group of comparison companies of similar size.

In addition, the Compensation Committee sought to increase the bonus portion of total cash compensation in order to tie compensation more closely to performance. To that end, the base salaries of executive officers were the same in 2003 as in 2002 while target bonus levels were increased.

Compensation Components

There are two compensation components for executive officers: cash compensation in the form of salary and bonus, and non-cash compensation in the form of stock options.

Salary. Cash compensation in the form of salary is intended to reflect an executive’s knowledge, skills, and level of responsibility as well as the economic and business conditions affecting Pegasystems. In determining the salary (and bonus) of each executive, the Compensation Committee reviews compensation of comparable positions in other software companies contained in published surveys or gleaned from the public disclosure filings of publicly-traded companies.

Bonuses. Annual cash bonuses are intended to reward executives for the achievement of both corporate and, in the case of all executive officers other than the Chief Executive Officer and the President, individual goals. In 2003, corporate goals for purposes of executive bonuses related to annual revenue, bookings and profit goals, with each being equally weighted. Executive target bonuses (i.e., the bonus amount to which each would be entitled if his goals were achieved in full) in 2003 ranged between 33% and 50% of the executive’s annual salary, except for the Chief Executive Officer as discussed below.

Stock Options. The Compensation Committee uses stock options as a long-term, non-cash incentive and as a means of aligning the long-term interests of executives and stockholders. Stock options are awarded based upon the market price of our common stock on the date of grant and are linked to future performance of our stock because they do not become valuable to the holder unless the price of our stock increases above the price on the date of grant. The number of stock options granted to an executive as a form of non-cash compensation is determined by taking into consideration factors such as number of stock options previously granted to an executive, the executive’s remaining options exercisable and the value of those stock options, as compared to the prior performance of the executive and the anticipated value that an executive will add to Pegasystems in the future. Stock options are not necessarily granted to executives on an annual basis.

Compensation of the Chief Executive Officer in 2003

While the Compensation Committee believes that the Chief Executive Officer continued to perform at a high level in 2003 and that his cash compensation does not adequately reflect his value to Pegasystems, at the Chief Executive’s request his annual salary remained at $200,000 as it has for the past several years. In setting the Chief Executive’s bonus in 2003, the Compensation Committee considered the factors described above and ultimately determined that the dollar amount of his bonus should be the same as that of the President given that both were comparably responsible for the attainment of corporate goals in 2003. As has been the Compensation Committee’s past practice, no stock options were granted to the Chief Executive Officer because of his already significant holdings of Pegasystems stock.

Compensation Surveys and the Performance Graph

The companies included in the published surveys considered in establishing the cash compensation of the executives differ from the companies included in the Goldman Sachs Technology Software Index, which is included in the Performance Graph following this report, in that the Goldman Sachs Technology Software Index includes only a select number of public companies which sell software, while the surveys include public as well as private companies which sell software and integrated turnkey systems. The Compensation Committee believed that the companies included in such surveys better reflected the range of companies that are likely to compete for the services of our executive officers. The Compensation Committee believes that the Goldman Sachs

Technology Software Index may be an appropriate basis for comparing stock performance but that such surveys are a more appropriate basis for determining compensation.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive and its four other most highly compensated executives. Performance-based compensation is excluded from the compensation taken into account for purposes of the limit if certain requirements are met. We currently intend to structure our stock options granted to executives in a manner that complies with the performance-based requirements of the statute. The Committee believes that, given the general range of salaries and bonuses for executive officers, the $1 million threshold of Section 162(m) will not be reached by any of our executive officers in the foreseeable future. Accordingly, the Compensation Committee has not considered what its policy regarding compensation not qualifying for federal tax deduction might be at such time, if ever, as that threshold is within range of any executive officer.

Compensation Committee

Alexander V. d’Arbeloff

Edward A. Maybury

Edward Roberts

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2003, Messrs. d’Arbeloff, Maybury and Roberts served as the members of our Compensation Committee. None of them were at any time during 2003, or before then, an officer or employee of ours or any of our subsidiaries. None of them had any relationship with us during 2003 that was required to be disclosed under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

None of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served on our Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The primary duties and responsibilities of the Audit Committee are to: (1) select and approve our independent auditors; (2) serve as an independent and objective party to monitor our financial reporting process and internal control systems; (3) review and appraise the audit efforts of our independent auditors and internal audit functions; (4) review the independent auditors’ fees; and (5) provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors. The Audit Committee is also responsible for overseeing legal compliance matters, including our Code of Conduct.

The Audit Committee consists of three members, each of whom is independent (as defined by listing standards that govern companies the shares of which are listed on Nasdaq). The Board of Directors has determined that the members of the Audit Committee satisfy the requirements of Nasdaq as to independence, financial literacy and expertise. In addition, the Board of Directors has determined that Mr. Keough is an audit committee financial expert as defined by SEC rules and has the requisite financial sophistication to satisfy the requirements of Nasdaq. The Audit Committee operates under a written charter, approved by the Board of Directors, which was last amended in April 2004. The amended charter is attached to this proxy statement as Appendix A.

In fulfilling its oversight responsibilities regarding the 2003 financial statements, the Audit Committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement of Auditing Standards No. 61 “Communication with Audit Committee,” including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of the independent auditors regarding the reasonableness of those estimates.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgment as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States of America. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Pegasystems, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees” and received by the Committee.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audits in 2004. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their audits, the understanding of our internal controls, and the overall quality of our financial reporting. The Audit Committee held eight meetings during 2003.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003. The Audit Committee has also selected Deloitte & Touche LLP as our independent auditors for 2004.

Audit Committee

Steven F. Kaplan, Chairman

William H. Keough

William W. Wyman

COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

The following performance graph represents a comparison of the cumulative total return (assuming the reinvestment of dividends) for a $100 investment on December 31, 1998 in each of our common stock, the Nasdaq Stock Market Index (a broad market index) and the Goldman Sachs Technology Software Index (“GSTI™ Software”) (a published industry index). We paid no dividends during the period shown. The graph lines merely connect measurement dates and do not reflect fluctuations between those dates.

The Report of the Compensation Committee on Executive Compensation, the Report of the Audit Committee and the Comparison of Cumulative Total Stockholder Return information above shall not be deemed “soliciting material” or incorporated by reference into any of our filings with the SEC by implication or by any reference in any such filing to this proxy statement irrespective of any general incorporation language therein.

*	GSTI is a registered trademark of Goldman, Sachs & Co.

APPROVAL OF THE AMENDMENT TO OUR RESTATED

ARTICLES OF ORGANIZATION

(Item 2 of Notice)

On March 10, 2004, our Board of Directors unanimously voted to recommend to the stockholders that our Restated Articles of Organization be amended to increase the number of authorized shares of common stock from 45,000,000 shares to 75,000,000 shares.

Our authorized common stock currently consists of 45,000,000 shares, $.01 par value per share, of which, as of March 31, 2004, 35,529,295 shares were outstanding and approximately 16,933,669 shares were reserved for issuance pursuant to our stock option and stock purchase plans and upon exercise of outstanding warrants. Our Board of Directors believes that the authorization of additional shares of common stock is desirable to provide shares for issuance in connection with possible future financings, joint ventures, acquisitions, stock splits, stock dividends or other general corporate purposes. If the amendment is adopted by our stockholders, our Board of Directors will have authority to issue shares of common stock without the necessity of further stockholder action.

The issuance of additional shares of common stock, while providing desired flexibility in connection with possible stock dividends, acquisitions and other corporate purposes, would have the effect of diluting our current stockholders and could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of Pegasystems. We are not aware of any attempts on the part of a third party to effect a change of control of the company, and the amendment has been proposed for the reasons stated above and not for any possible anti-takeover effects it may have.

In addition, holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue in the future. This means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership interest.

Our Board of Directors recommends that you vote FOR the adoption of this proposed amendment.

APPROVAL OF THE PEGASYSTEMS INC. 2004 LONG-TERM INCENTIVE PLAN

(Item 3 of Notice)

On March 10, 2004, our Board of Directors adopted, subject to stockholder approval, the Pegasystems Inc. 2004 Long-Term Incentive Plan. The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix D to this proxy statement.

Purposes

The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of our business. Options, stock purchase rights and other stock-based awards may be granted under the Plan.

Administration

The Plan is administered by the Board, which may delegate its powers under the Plan to one or more committees or sub-committees of the Board. Subject to the provisions of the Plan, the administrator of the Plan has authority in its discretion to: (1) determine fair market value of our common stock; (2) select employees, directors and consultants to whom awards may be granted; (3) determine the number of shares covered by awards; (4) approve forms of agreement for use under the Plan; (5) determine the terms and conditions of awards; (6) determine whether and under what circumstances an option may be settled in cash instead of common stock; (7) reduce the exercise price or purchase price of any award to the then fair market value if the fair market value has declined since the date of grant; (8) initiate a program whereby outstanding options are exchanged for options with a lower exercise price; (9) prescribe, amend or rescind rules and regulations relating to the Plan; and (10) construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

Shares Subject to the Plan

The stock subject to options and awards under the Plan is authorized but unissued shares of our common stock or shares of treasury common stock. Any shares subject to an option that for any reason expires or is terminated unexercised as to such shares and any restricted stock that is forfeited and repurchased by us at not more than its exercise price as a result of the exercise of a repurchase option may again be the subject of an option or award under the Plan. The number of shares of common stock that may be issued under the Plan may not exceed 7,000,000 shares, subject to adjustment, as described below. On March 31, 2004, the closing sale price of our common stock was $8.34 per share.

Section 162(m) Limitations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the chief executive officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Plan provides that no participant may receive, over the term of the Plan, awards for more than an aggregate of 30% of the total number of shares of common stock with respect to which awards may be granted under the Plan. Stockholder approval of this proposal will constitute stockholder approval of this limitation for Section 162(m) purposes.

Eligibility

Nonstatutory stock options, or NSO’s, stock purchase rights and other stock-based awards (other than incentive stock options) may be granted to employees, directors and consultants. Incentive stock options, ISO’s, may be granted only to employees. Each option will be designated in the stock option agreement as either ISO or an NSO. As of March 25, 2004, we estimate that approximately 400 employees, as well as our eight non-employee directors, were eligible to participate in the Plan. As of March 25, 2004, no grants had been made under the Plan. Notwithstanding the terms of any award under the Plan, in the event of certain misconduct by a participant, all awards to that participant will be terminated and all shares acquired by the participant under the Plan will be subject to repurchase by us at any time within 180 days after we have knowledge of such misconduct.

Terms and Conditions of Options

Exercise Price. The exercise price for shares issued upon exercise of options will be determined by the Plan administrator. The exercise price of ISO’s may not be less than 100% of the fair market value on the date the option is granted. The exercise price of ISO’s granted to a 10% or greater stockholder may not be less than 110% of the fair market value on the date of grant.

Form of Consideration. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note of the participant, wire transfer, other shares of our common stock (with some restrictions), consideration received by us under a cashless exercise program implemented by us in connection with the Plan, or any combination of the foregoing.

Term of Options. The term of an option may be no more than ten years from the date of grant, except that the term of an option granted to a 10% or greater stockholder may not exceed five years from the date of grant.

Termination of Employment. No option may be exercised more than three months following termination other than by reason of the participant’s death, disability or retirement, or such other period as set forth in the option agreement. If, on the date of termination, a participant is not fully vested, the shares covered by the unvested portion will revert to the Plan.

Death or Disability. An option is exercisable for 12 months following death of the participant or 24 months following termination for a disability or such other period as set forth in the option agreement. If, on the date of death or termination, a participant is not fully vested, the shares covered by the unvested portion will revert to the Plan.

Retirement. Upon the retirement at or after the age of 60, an option is exercisable for 24 months following retirement or such other period as set forth in the option agreement. If, on the date of retirement, a participant is not fully vested, the shares covered by the unvested portion will revert to the Plan.

Other Provisions. The stock option agreement for each option grant may contain other terms, provisions and conditions not inconsistent with the Plan, as may be determined by the Plan administrator.

Terms and Conditions of Stock Purchase Rights

Rights to Purchase. Stock purchase rights may be issued either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside of the Plan. The offer to purchase stock under the Plan will be accepted by execution by the participant of a stock purchase agreement.

Right of Repurchase. Unless the Plan administrator determines otherwise, the stock purchase agreement will grant us the right to repurchase the stock sold upon the termination of the participant’s service to us or upon the failure to satisfy any performance objectives or other conditions specified in the stock purchase agreement. The repurchase price will be the purchase price paid by the participant or, if less, the fair market value of the restricted shares. The repurchase right will lapse upon such conditions or at such rate as the Plan administrator may determine and set forth in the stock purchase agreement.

Other Stock-Based Awards

The Plan administrator will have the right to grant other awards based upon our common stock, having such terms and conditions as the Plan administrator may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights.

Adjustments

Changes in Capitalization. In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a normal cash dividend, (1) the number and class of securities available under the Plan, (2) the per-participant limit, (3) the number and class of securities and exercise price per share subject to each outstanding award, (4) the price per share at which outstanding restricted shares may be repurchased, and (5) the terms of each other outstanding award shall be appropriately adjusted (or substituted awards may be made, if applicable) to the extent that the administrator of the Plan shall determine, in good faith, necessary and appropriate.

Dissolution or Liquidation. The Plan administrator in its discretion may provide for a participant to have the right to exercise his or her award until 15 days prior to any dissolution or liquidation of Pegasystems. To the extent not previously exercised, an award will terminate immediately prior to the consummation of any proposed dissolution or liquidation.

Sale of the Company. Except as otherwise provided in any stock option agreement or stock purchase agreement or other document evidencing such rights, in the event a third party acquires a majority of the voting power of Pegasystems, whether through the sale of substantially all of our assets, the sale of our voting securities or a merger or consolidation, the Plan administrator, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards, or cancel awards for a cash payment to the participant.

Limits on Transferability

An ISO granted under the Plan may not be transferred during a participant’s lifetime and will not be transferable other than by will or by the laws of descent and distribution following the participant’s death. NSOs, stock purchase rights or shares granted under the Plan may be assigned during a participant’s lifetime to members of the participant’s family or to a trust established for such family members or the participant’s former spouse pursuant to the participant’s estate plan or pursuant to a domestic relations order.

Amendment and Termination

Our Board may at any time amend, alter, suspend or terminate the Plan. The Board will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any participant, unless mutually agreed in writing.

Federal Income Tax Consequences

ISOs—A participant who receives an ISO will recognize no taxable income for regular federal income tax purposes upon either the grant or the exercise of such ISO. However, when a participant exercises an ISO, the difference between the fair market value of the shares purchased and the option price of those shares will be includable in determining the participant’s alternative minimum taxable income.

If the shares are retained by the participant for at least one year from the date of exercise and two years from the date of grant of the options, gain will be taxable to the participant upon sale of the shares acquired upon exercise of the ISO, as a long-term capital gain. In general, the adjusted basis for the shares acquired upon exercise will be the option price paid with respect to such exercise. We will not be entitled to a tax deduction arising from the exercise of an ISO if the employee qualifies for such long-term capital gain treatment.

NSOs—A participant will not recognize taxable income for federal income tax purposes at the time an NSO is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares that are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon exercise of the NSO. The participant’s basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares.

The participant will recognize gain or loss when he or she disposes of shares obtained upon exercise of an NSO in an amount equal to the difference between the selling price and the participant’s tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

The Board of Directors recommends that you vote FOR the approval of the Pegasystems Inc. 2004 Long-Term Incentive Plan, and proxies solicited by the Board will be voted in favor of the Plan unless a stockholder has indicated otherwise on the proxy.

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

(Item 4 of Notice)

Our Audit Committee has selected Deloitte & Touche LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2004. Deloitte & Touche LLP audited our financial statements for the fiscal year ended December 31, 2003. Although stockholder approval of the selection of Deloitte & Touche LLP is not required by law, our Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. We expect that representatives of Deloitte & Touche LLP will be present at the 2004 annual meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends that you vote FOR the ratification of the selection of Deloitte & Touche LLP as our independent auditors, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

INDEPENDENT AUDITOR FEES AND SERVICES

The following table shows the fees paid or accrued by us for the audit and other services provided by Deloitte & Touche LLP for 2003 and 2002.

	2003	2002
Audit fees (1)	$493,000	$490,974
Audit-related fees	—	—
Tax fees (2)	153,208	136,822
All other fees (3)	—	26,224

Total	$646,208	$654,020

(1)	Audit fees represent fees paid during 2003 and 2002 for professional services provided in connection with the audit of our financial statements, 401(k) plan and statutory audits and the reviews of quarterly reports on Form 10-Q.
(2)	For 2003 and 2002, tax fees consisted of fees paid for tax compliance, tax advice and tax planning.
(3)	All other fees in 2002 consisted primarily of reviews of certain financial information in connection with the 1Mind Corporation acquisition.

All audit and non-audit services provided by Deloitte & Touche LLP in 2003 and 2002 were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and the holders of more than 10% of our common stock, to file reports with the SEC disclosing their ownership of our stock and changes in such ownership. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of our records and written representations by persons required to file these reports, during 2003, all filing requirements under Section 16(a) were complied with in a timely fashion, except that Edward A. Maybury, one of our directors, filed on April 8, 2004 a Form 5, disclosing his making of a gift of 100 shares of common stock, that was due on or before February 14, 2004.

OTHER MATTERS

We do not know of any other matters that will be brought before the 2004 annual meeting. If, however, other business is properly presented for consideration at the 2004 annual meeting, the persons named in the accompanying proxy card intend to vote in accordance with their judgment on such matters.

In order that your shares may be represented if you do not plan to attend the 2004 annual meeting, please fill out, sign, date and return your proxy promptly.

A prompt response will greatly facilitate arrangements for the 2004 annual meeting, and your cooperation will be appreciated.

By Order of the Board of Directors

June M. Morris, Esq.

Clerk

May 3, 2004

Appendix A

PEGASYSTEMS INC.

AUDIT COMMITTEE CHARTER

I. PURPOSE

The primary purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes and the audits of the financial statements of the corporation.

The Committee will primarily fulfill this oversight responsibility by carrying out the activities enumerated in Section IV of this Charter. The Committee will report periodically to the Board of Directors (the “Board”) regarding the execution of its duties and responsibilities.

II. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of the Nasdaq Stock Market, as applicable, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission. At least one member of the Committee shall qualify as an “audit committee financial expert”, as defined in Item 401(h) of Regulation S-K under the Exchange Act.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board. The Board may, at any time and in its sole discretion, replace a Committee member. A Chairman shall be elected by the full Board.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountants and management quarterly to review the corporation’s financial statements and the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s SEC reports consistent with Section IV below.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review and discuss with management the corporation’s annual financial statements, quarterly financial statements and all internal controls reports (or summaries thereof). Review other material reports on financial information (excluding tax returns and reports) submitted by the corporation to any government body, including management certifications as required by the Sarbanes-Oxley Act (Sections 302 and 906) and relevant reports rendered by the independent accountants (or summaries thereof) prepared by the corporation’s internal and external auditors.

3. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent accountants the 10-Q prior to its filing.

4. Review and discuss with management, including the CFO and the independent accounting firm, major changes in and other questions regarding accounting and auditing principles and procedures.

Independent Accountants

5. Be directly responsible for the appointment, compensation, retention and oversight of the independent accounting firm employed by the corporation (including the resolution of disagreements between management and the independent accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Any such independent accounting firm shall report directly and have ultimate accountability to the Committee.

6. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the corporation consistent with Independence Standards Board (“ISB”) Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact the independent accounting firm’s independence. The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the independent accounting firm.

7. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement of Audited Standards (“SAS”) 71, as it may be modified or supplemented.

8. Review and discuss with the independent accounting firm (outside of the presence of management) the matters described in SAS No. 61, including any difficulties the independent accounting firm encountered in the course of the audit work, any restrictions on the scope of the independent accounting firm’s activities or access to requested information, and any significant disagreements with management.

9. To the extent required by Section 10A of the Exchange Act, pre-approve all non-audit services to be provided to the corporation by the independent accounting firm.

10. Review and discuss with the independent accounting firm on a timely basis (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the independent accounting firm; and (iii) other material written communications between the independent accounting firm and management, such as any management letter or schedule of unadjusted differences.

Financial Reporting Processes

11. In consultation with the independent accountants, review the integrity of the corporation’s financial reporting processes (both internal and external controls) and the internal control structure (including disclosure controls).

12. Review and discuss with management and the Compliance and Internal Audit Director the corporation’s internal system of audit and business and financial controls, and the results of internal audits.

13. Consider the independent accountants’ judgments about the quality and appropriateness of the corporation’s accounting principles as applied in its financial reporting.

14. Consider and approve, if appropriate, major changes to the corporation’s auditing and accounting principles and practices as suggested by the independent accounting firm or management.

15. Establish procedures for (i) the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the corporation of concerns regarding questionable accounting or auditing matters.

16. Review and approve all material related party transactions, excluding transactions entered into in the ordinary course of the Company’s business and compensation arrangements approved by the Compensation Committee.

Process Improvement

17. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

18. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

19. Establish hiring policies for employees or former employees of the corporation’s independent accounting firm employed by the corporation to ensure compliance with Section 10A(l) of the Exchange Act.

20. Assure the regular rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by Section 10A(j) of the Exchange Act.

21. Ascertain annually from the independent accounting firm whether the corporation has issues under Section 10A(b) of the Exchange Act.

Legal Compliance

22. Review, with the corporation’s counsel, legal compliance matters (including corporate securities trading policies) reasonably likely to have a material affect on the corporation’s financial statements.

23. Oversee the corporation’s Code of Conduct and have sole authority to grant requests presented to it for waivers of compliance with such code by directors and executive officers of the corporation.

24. Review, with the corporation’s counsel, any legal matter that could have a significant impact on the corporation’s financial statements.

25. Perform any other activities consistent with this Charter, the corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

V. ADVISORS; FUNDING

The Committee shall have the authority to retain independent legal counsel and independent accountants and other advisors as it deems necessary and appropriate to carry out its duties and responsibilities hereunder. The corporation shall provide appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent accounting firm employed by the corporation to render or issue an audit report, (ii) compensation to the advisors referred to in the immediately preceding sentence employed by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out it duties.

Last updated: April 15, 2004

Appendix B

PEGASYSTEMS INC.

COMPENSATION COMMITTEE CHARTER

A. Purpose

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to the compensation of the Company’s executive officers. The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

B. Structure and Membership

1. Number. The Compensation Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable rules of the Nasdaq Stock Market, each member of the Compensation Committee shall be an “independent director” as determined in accordance with the applicable rules of the Nasdaq Stock Market.

3. Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee may elect a Chair by majority vote.

4. Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5. Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors at its annual organizational meeting, and thereafter upon the recommendation of the Nominating Committee. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C. Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1. Executive Officer Compensation. The Compensation Committee shall review and approve executive officer (including CEO) compensation, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation.

2. Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans as well as the number of options to be reserved each fiscal year for grant to employees.

3. Incentive Plan Administration. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that except as otherwise expressly authorized to do so by a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan.

4. Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation, including director compensation guidelines.

5. Compensation Committee Report on Executive Compensation. The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

6. Compensation Committee Report on Repricing of Options/SARs. If during the last fiscal year of the Company (while the Company was a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”)), any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to a “named executive officer” (as such term is defined from time to time in Item 402(a)(3) of Regulation S-K), the Compensation Committee shall furnish the report required by Item 402(i) of Regulation S-K.

7. Additional Powers. The Compensation Committee shall take such other action with respect to compensation matters as may be delegated from time to time by the Board of Directors.

D. Procedures and Administration

1. Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director”, as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director”, as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

3. Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

4. Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Consulting Arrangements. The Compensation Committee may to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to review commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6. Independent Advisors. The Compensation Committee shall have the authority to engage such independent legal, accounting and other advisors as it deems necessary to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7. Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8. Self-Evaluation. The Compensation Committee shall periodically evaluate its own performance.

Appendix C

PEGASYSTEMS INC.

NOMINATING COMMITTEE CHARTER

A. Purpose

The purpose of the Nominating Committee is to:

•	Identify individuals qualified to become Board members; and

•	Recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders.

B. Structure and Membership

1. Number. The Nominating Committee shall consist of such number of directors as the Board shall from time to time determine.

2. Independence. Except as otherwise permitted by the applicable rules of the Nasdaq Stock Market, each member of the Nominating Committee shall be “independent” as defined by such rules.

3. Chair. Unless the Board elects a Chair of the Nominating Committee, the Committee shall elect a Chair by majority vote.

4. Compensation. The compensation of Nominating Committee members shall be as determined by the Board.

5. Selection and Removal. Members of the Nominating Committee shall be initially appointed by the Board, and thereafter upon the recommendation of the Committee. The Board may remove members of the Nominating Committee from such Committee, with or without cause.

C. Authority and Responsibilities

Board and Committee Membership

1. Selection of Director Nominees. Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating Committee shall be responsible for (i) identifying individuals qualified to become Board members and (ii) recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the board.

2. Criteria for Selecting Directors. The Board’s criteria for selecting directors are as set forth in Attachment A. The Nominating Committee shall use such criteria to guide its director selection process. The Committee shall be responsible for reviewing periodically with the Board, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

3. Search Firms. The Nominating Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

4. Selection of Committee Members. The Nominating Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

D. Procedures and Administration

1. Meetings. The Nominating Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Nominating Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

3. Reports to the Board. The Nominating Committee shall report regularly to the Board.

4. Charter. The Nominating Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5. Independent Advisors. The Nominating Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

6. Self-Evaluation. The Nominating Committee shall periodically evaluate its own performance.

Attachment A

CRITERIA FOR NOMINATION AS A DIRECTOR

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.	Nominees should have interest, ability and commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent objectively the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

5.	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating Committee shall consider the existing directors’ performance on the Board and any committee.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Appendix D

PEGASYSTEMS INC.

2004 LONG-TERM INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this 2004 Long-Term Incentive Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company’s business. Options, Stock Purchase Rights and other stock-based awards may be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or the Committee administering the Plan in accordance with Section 5 hereof.

(b) “Applicable Laws” means the requirements relating to the administration of stock options plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

(c) “Award” means any Option, Stock Purchase Right or other stock-based award granted pursuant to the Plan.

(d) “Board” means the Board of Directors of the Company, as constituted from time to time.

(e) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(f) “Committee” means a committee of Directors appointed by the Board in accordance with Section 5(b) hereof.

(g) “Common Stock” means the Common Stock, $0.01 par value per share, of the Company.

(h) “Company” means Pegasystems Inc., a Massachusetts corporation.

(i) “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to a Related Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for a Related Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with a Related Company to render such services.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” means any person, including Officers and Directors, employed by a Related Company who is subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by a Related Company or (ii) transfers between locations of a Related Company or between the Related Companies, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of leave of absence approved by the Related Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

(n) “Exercise Price” or “Purchase Price” means the per Share price to be paid by a Participant or Purchaser to exercise an Option or Stock Purchase Right.

(o) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the mean between the highest and lowest selling prices for a share of such stock on that day (or, if there are no quotes for that day, on the last day preceding such date for which quotes were available) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the highest bid and lowest asked prices for a share of the Common Stock on the day of determination (of, if there are no quotes on that day, on the last day preceding such date for which quotes were available);

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(q) “Nonstatutory Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower Exercise Price.

(u) “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(v) “Parent” means a “parent corporation,” whether now or hereafter existing, as a defined in Section 424(e) of the Code.

(w) “Participant” means the holder of an outstanding Award.

(x) “Plan” means this 2004 Long-Term Incentive Plan.

(y) “Purchased Shares” means the shares of Common Stock purchased by a Participant pursuant to his or her exercise of an Award.

(z) “Purchaser” means a Participant exercising an Option or Stock Purchase Right.

(aa) “Related Company” means and includes the Company and the Parent and any Subsidiaries of the Company.

(bb) “Restricted Shares” means unvested shares of Common Stock acquired pursuant to the exercise of an Award which are subject to a Right of Repurchase.

(cc) “Retirement” means retirement of an Employee or Director from active employment or service with any Related Company after having attained age 60.

(dd) “Right of Repurchase” means the right of the Company to repurchase Restricted Shares issued pursuant to any Award.

(ee) “Sale of the Company” means (i) a sale of substantially all of the assets of the Company, or (ii) a sale or transfer of voting securities of the Company to an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), in one transaction or a series of related transactions, or (iii) a consolidation or merger of the Company, in each case, as a result of which the beneficial holders of a majority of the voting power of the Company’s voting securities entitled to vote generally in the election of directors (“Voting Power”) prior to such transaction do not, directly or indirectly, beneficially hold a majority of the Voting Power (or of the voting power of the surviving or acquiring entity) after such transaction.

(ff) “Section 16(b)” means Section 16(b) of the Exchange Act.

(gg) “Service” means the Participant’s performance of services for a Related Company in the capacity of an Employee, Director or Consultant.

(hh) “Service Provider” means an Employee, Director or Consultant.

(ii) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 hereof.

(jj) “Stock Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. A Stock Option Agreement is subject to the terms and conditions of the Plan.

(kk) “Stock Purchase Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Purchase Right. A Stock Purchase Agreement is subject to the terms and conditions of the Plan.

(ll) “Stock Purchase Right” means the right of a Participant to purchase Common Stock pursuant to Section 10 hereof.

(mm) “Subsidiary” means “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(nn) “10% Stockholder” means the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the voting power of all classes of stock of a Related Company.

3. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

4. Stock Subject to the Plan.

(a) Number of Shares. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to Awards and issued under the Plan is 7,000,000 Shares. The Shares may be authorized but unissued shares or treasury shares. If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Restricted Shares are forfeited and repurchased by the Company at not more than their Exercise Price, such Shares shall become available for future Awards under the Plan. Shares which are delivered by the Participant or withheld by the Company upon the exercise of an Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 4(a). Notwithstanding the provisions of this Section 4(a), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

(b) Per-Participant Limit. No Participant will receive, over the term of the Plan, Awards for more than an aggregate of 30% of the shares of Common Stock with respect to which Awards may be granted under the Plan . The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5. Administration of the Plan.

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by Applicable Laws, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board.

(c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or executive officer, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price or Purchase Price, the time or times when an Award may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to determine whether and under what circumstances an Option may be settled in cash under Section 13(f) instead of Common Stock;

(vii) to reduce the Exercise Price or Purchase Price of any Award to the then current Fair Value Market if the Fair Market Value of the Common Stock covered by such Award has declined since the date the Award was granted;

(viii) to initiate an Option Exchange Program;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan; and

(x) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

6. Eligibility.

(a) Nonstatutory Stock Options, Stock Purchase Rights and other stock-based awards (other than Incentive Stock Options) may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

(b) Each Option shall be designated in the Stock Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Related Companies) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

7. Term of Option. The term of each Option shall be stated in the Stock Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a 10% Stockholder, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Stock Option Agreement.

8. Option Exercise Price and Consideration.

(a) The Exercise Price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option granted to a 10% Stockholder, the Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of grant, and provided further that in the case of an Incentive Stock Option granted to any other Employee, the Exercise Price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant and set forth in the Stock Option Agreement). Such consideration may consist of (i) cash or a check payable to the Company, (ii) a promissory note of the Participant, (iii) when the Common Stock is registered under the Exchange Act other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

9. Exercise of Option.

(a) Procedure for Exercise. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Stock Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Stock Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Stock Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Service. If a Participant terminates Service other than by reason of the Participant’s death, Disability or Retirement, such Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Stock Option Agreement). In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for three months following the Participant’s termination of Service. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination of Service, the Participant does not exercise his or her Option within the time specified by the Administrator in the Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Participant. If a Participant terminates Service as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement). In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for 24 months following the Participant’s termination of Service as the result of the Participant’s Disability. If, on the date of termination of Service, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination of Service, the Participant does not exercise his or her Option within the time specified in the Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Stock Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement) by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination of Service because of death. If, at the time of death, the Participant is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified in the Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Retirement of Participant. If a Participant terminates Service as a result of Retirement, the Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement). In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for 24 months following the Participant’s termination of Service as the result of the Participant’s Retirement. If, on the date of termination of Service, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination of Service, the Participant does not exercise his or her Option within the time specified in the

Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f) Unvested Shares. The Administrator shall have the discretion to grant Options which are exercisable for Restricted Shares. Should the Participant terminate Service or fail to satisfy performance objectives while holding such Restricted Shares, the Company shall have a Right of Repurchase, at the Exercise Price paid per Share or such other price determined by the Administrator and set forth in the Stock Option Agreement, with respect to any or all of those Restricted Shares. The terms upon which such Right of Repurchase shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Administrator and set forth in the Stock Option Agreement or other document evidencing such repurchase right.

10. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Participant in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Stock Purchase Agreement in the form determined by the Administrator.

(b) Right of Repurchase. Unless the Administrator determines otherwise, the Stock Purchase Agreement shall grant the Company a Right of Repurchase exercisable upon the termination of the Purchaser’s Service with the Company for any reason (including death or disability) or upon the failure to satisfy any performance objectives or other conditions specified in the Stock Purchase Agreement. Shares issued as Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Administrator in the Stock Purchase Agreement, for such period as the Administrator shall determine. The purchase price for Restricted Shares repurchased pursuant to the Right of Repurchase shall be the purchase price paid by the Purchaser or such other price determined by the Administrator and set forth in the Stock Purchase Agreement, and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The Right of Repurchase shall lapse upon such conditions or at such rate as the Administrator may determine and set forth in the Stock Purchase Agreement.

Each certificate for Restricted Shares shall bear an appropriate legend referring to the Right of Repurchase and other restrictions and shall be deposited by the stockholder with the Company together with a stock power endorsed in blank. Any attempt to dispose of Restricted Shares in contravention of the Right of Repurchase and other restrictions shall be null and void and without effect. If Restricted Shares shall be repurchased by the Company pursuant to the Right of Repurchase, the stockholder shall forthwith deliver to the Company the certificates for the Restricted Shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Company. If the Company does not exercise its Right of Repurchase, such Right of Repurchase shall terminate and be of no further force and effect.

The Administrator may in its discretion waive the surrender and cancellation of one or more Restricted Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule or other conditions applicable to those Restricted Shares. Such waiver shall result in the immediate vesting of the Purchaser’s interest in the Restricted Shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Purchaser’s termination of Service or the attainment or non-attainment of the applicable conditions.

(c) Other Provisions. The Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

11. Other Stock-Based Awards. The Administrator shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

12. Adjustments Upon Changes in Capitalization or Dissolution or Sale of the Company.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under the Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Award, (iv) the price per share at which outstanding Restricted Shares may be repurchased pursuant to a Right of Repurchase and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Administrator shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until 15 days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Right of Repurchase applicable to any Restricted Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed dissolution or liquidation of the Company.

(c) Sale of the Company. Except as otherwise provided in any Stock Option Agreement or Stock Purchase Agreement or other document evidencing such rights, in the event of a Sale of the Company when any unexercised Award or any Restricted Shares remains outstanding, the Administrator may in its discretion apply one or more or any combination of the following provisions:

(i) the Administrator may provide that outstanding Awards or Restricted Shares shall be assumed or an equivalent option or right or restricted stock substituted by the successor entity or a Parent or Subsidiary thereof; or

(ii) the Administrator may, subject to the provisions of clauses (iv) and (v) below, after the effective date of the Sale of the Company, permit a holder of an Award immediately prior to such effective date, upon exercise of the Award, to receive in lieu of Shares of Common Stock, shares of stock or other securities or consideration as the holders of Common Stock received pursuant to the terms of the Sale of the Company; or

(iii) the Administrator may waive any discretionary limitations imposed with respect to an Award so that some or all Options or Stock Purchase Rights, from and after a date prior to the effective date of the Sale of the Company as specified by the Administrator, are exercisable in full and any Restricted Shares shall cease to be subject to restrictions in whole or in part; or

(iv) the Administrator may cause any outstanding Awards to be canceled as of the effective date of the Sale of the Company, provided that notice of cancellation is given to each holder of an Award, and each holder of an Award has the right to exercise the Award in full prior to or contemporaneous with the effective date of such Sale of the Company; or

(v) the Administrator may cause any outstanding Awards to be canceled as of the effective date of the Sale of the Company, provided that notice of such cancellation is given to each holder of an Award, and each holder of an Award has the right to exercise the Award, to the extent exercisable in accordance with any limitations imposed thereon, prior to or contemporaneous with the effective date of such Sale of the Company

13. General Provisions Applicable to Awards. Every Award and all Shares issued pursuant to the Plan shall be subject to the following provisions:

(a) Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. The Administrator will give notice of the determination to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

(b) No Rights to Employment or Other Status. Neither the Plan nor any Award shall confer upon any Participant any rights with respect to continuing in Service with any Related Company, nor shall the Plan or any Award interfere in any way with the Participant’s right or the Related Company’s right to terminate the Participant’s Service at any time, with or without cause.

(c) Rights as a Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of an Award. The Company shall issue (or cause to be issued) the Shares promptly after an Award is duly exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 hereof.

(d) Acceleration. The Administrator may at any time provide that any Awards shall become immediately exercisable in full or in part or that any Restricted Shares shall be free of restrictions or conditions in full or in part or otherwise realizable in full or in part, as the case may be.

(e) Buyout Provisions. The Administrator may at any time and from time to time offer to buy out for a payment in cash or Shares any Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the holder of such Award at the time such offer is made.

(f) Conditions on Delivery of Shares. The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove any restrictions from Shares previously delivered under the Plan, until (i) all conditions of the Award have been met or removed to the satisfaction of the Administrator, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such Shares have been satisfied in accordance with Applicable Laws; and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of Applicable Laws.

(g) Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or different type, changing the expiration date or Exercise Price or Purchase Price or converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Administrator determines that the action would not materially and adversely affect the Participant.

(h) Withholding Taxes. Each Participant shall pay to the Company, or make provisions satisfactory to the Administrator for payment of, any taxes required by Applicable Laws to be withheld in connection with any Awards to the Participant no later than the date of the event creating the tax liability. Except as the Administrator may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by Applicable Laws, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(i) Cancellation and Forfeiture for Misconduct. Notwithstanding the terms of any Award or other provision of the Plan, in the event of any Misconduct by the Participant or Purchaser (whether before or after the termination of Service), (i) all Awards granted to the Participant shall be terminated and the holder thereof shall have no further rights thereunder and (ii) all Shares then held by the Participant or Purchaser (or any successor) which were acquired by the Participant or Purchaser (or any successor) pursuant to an Award under the Plan shall thereupon be (or revert to being) Restricted Shares and shall be subject to a Right of Repurchase exercisable by the Company at any time within 180 days after the occurrence of such Misconduct or, if later, 180 days after the Company has knowledge of such Misconduct. The purchase price for Shares repurchased by the Company pursuant to the Right of Repurchase pursuant to this Section 13(i) shall be equal to the purchase price originally paid by the Participant or Purchaser for such Shares. The following shall constitute “Misconduct” by an Participant or Purchaser: (i) the unauthorized use or disclosure of the confidential information or trade secrets of any Related Company which use or disclosure causes material harm to the Related Company; (ii) conviction of a crime involving moral turpitude, deceit, dishonesty or fraud; (iii) gross negligence or willful misconduct of the Participant or Purchaser with respect to any Related Company or (iv) the breach by the Participant or Purchaser of any material term of an agreement with a Related Company including covenants not to compete and provisions relating to confidential information and intellectual property rights.

(j) Limits on Transferability of Awards. An Incentive Stock Option shall be exercisable only by the Participant during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant’s death. A Nonstatutory Stock Option, Stock Purchase Right or Shares may be assigned in whole or in part during the Participant’s lifetime to one or more members of the Participant’s family or to a trust established exclusively for one or more such family members or to the Participant’s former spouse, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquired a proprietary interest in the Nonstatutory Stock Option, Stock Purchase Right or Shares pursuant to the assignment. The terms applicable to such assigned portion shall be the same as those in effect for the Nonstatutory Stock Option, Stock Purchase Right or Shares immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. Notwithstanding the foregoing, the Participant may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Awards under the Plan, and those Awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all terms and conditions of the applicable agreement evidencing each such transferred Award, including (without limitation) the limited time period during which Awards may be exercised following the Participant’s death.

(k) Documentation. Each Award shall be evidenced by a written instrument in such form as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(l) Administrator Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Administrator need not treat Participants uniformly.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the

Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

15. Reservation of Shares. The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

17. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

DETACH HERE

PROXY

PEGASYSTEMS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2004 Annual Meeting of Stockholders

The undersigned stockholder of Pegasystems Inc., a Massachusetts corporation (“Pegasystems”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 3, 2004 and hereby appoints Alan Trefler, June Morris and Robert Jahrling, or any one or more of them, proxies and attorneys-in-fact with full power of substitution to each other for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the common stock of the undersigned in Pegasystems at the Annual Meeting of its Stockholders to be held June 3, 2004 at One Main Street, Cambridge, Massachusetts at 11:00 a.m., local time, or any adjournment or postponement thereof. Any of such attorneys or substitutes shall have and may exercise all of the powers of said attorney’s-in-fact hereunder.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

PEGASYSTEMS INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.	#PGS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3 AND 4 AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE PROXIES TO VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSAL NOS. 1, 2, 3 AND 4.

1.	Election of Directors. Nominees: (01) Henry Ancona, (02) Alexander V. d’Arbeloff, (03) William H. Keough, (04) Edward A. Maybury		2.	To approve an amendment to our Restated Articles of Organization to increase the number of authorized shares of common stock from 45,000,000 to 70,000,000.
	FOR ☐	WITHHELD ☐		FOR ☐	AGAINST ☐	ABSTAIN ☐

	☐ _____________________________________		3.	To approve the Pegasystems Inc. 2004 Long-Term Incentive Plan.
	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided above.)			FOR ☐	AGAINST ☐	ABSTAIN ☐

			4.	To ratify the selection of Deloitte & Touche LLP as independent auditors of Pegasystems Inc. for the fiscal year ending December 31, 2004.
				FOR ☐	AGAINST ☐	ABSTAIN ☐

			5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left. When shares are held in more than one name, including joint tenants, each party should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:  ________________________________  Date:________    Signature:  ____________________________  Date:  ________